UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

PACIFIC OFFICE PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-9900	86-0602478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 830 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

(310) 395-2083

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2008, Pacific Office Properties Trust, Inc. made available on its website (www.pacificofficeproperties.com) supplemental operating and financial information related to its fiscal quarter ended September 30, 2008, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Supplemental Operating and Financial Information of Pacific Office Properties Trust, Inc. for the three months ended September 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By:	/s/ James M. Kasim
Name:	James M. Kasim
Title:	Chief Financial Officer

Dated: November 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Supplemental Operating and Financial Information of Pacific Office Properties Trust, Inc. for the three months ended September 30, 2008